SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): December 15, 1997


                        The Stanley Works
     (Exact name of registrant as specified in charter)


  Connecticut               1-5224              06-058860
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111



                         Not Applicable
   (Former name or former address, if changed since last report)











                       Page 1 of 3 Pages

     Item 5.   Other Events.


               1. On December 15, 1997, The Stanley Works announced that R. Alan Hunter, President and Chief Operating
Officer, was leaving the company.

     Mr. Hunter, who joined Stanley in 1974, progressed through several financial posts before being named Chief Financial
Officer in 1985.  He was promoted to President and Chief
Operating Officer in 1993.

          2. As of January 1, 1998, the following persons are designated as "executive officers" (as such term is defined in Rule 3b-7 of the Securities Exchange Act of 1934 and as such term is used in Item 401(b) of Regulation S-K) and as "officers" for purposes of Section 16 of the Securities Exchange Act of 1934:

Name                     Position

John M. Trani            Chairman and Chief Executive Officer
John A. Cosentino, Jr.   Vice President, Operations
William D. Hill          Vice President, Engineering and
                           Technology
Kenneth O. Lewis         Vice President, Marketing and Brand
                           Development
Mark J. Mathieu          Vice President, Human Resources
Thomas E. Mahoney        President - Consumer Sales Americas
Paul W. Russo            Vice President, Strategy and
                           Development
John E. Turpin           Vice President, Operational
                           Excellence
Stephen S. Weddle        Vice President, General Counsel and
                           Secretary
Theresa F. Yerkes        Vice President and Controller




                       Page 2 of 3 Pages







                            SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                                THE STANLEY WORKS



Date: December 15, 1997            By:    Stephen S. Weddle
                                   Name:  Stephen S. Weddle
                                   Title: Vice President, General Counsel
                                           and Secretary


























                       Page 3 of 3 Pages